UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 30, 2011

Commission file number: 333-129919

True North Finance Corporation

(Exact name of small business issuer as specified in its charter)

DELAWARE	20-3345780
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

205 Worth Ave

Palm Beach, FL 33480

(Address of principal executive offices)

Issuer’s Telephone Number: (561) 994-4804

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 30, 2011, True North Finance Corporation ("TN") announced that it retained CFCC Partners, LLC as its exclusive financial advisor to assist the Company in evaluating strategic alternatives to promote growth and enhance stability, including partnerships with the Company. TN's press release announcing that decision is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1-Test of True North Finance Corporation's press release entitled " True North Finance Corporation Announces Engagement of Financial Advisor to Evaluate Strategic Alternatives"(filed herewith).

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:

/s/ Steven Levenson

Steven Levenson

Chief Executive Officer

(Principal Executive Officer)

Dated: August 31, 2011